                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     I, Richard J. Ferris, do hereby constitute and appoint David L. Stivers and William L. Perocchi as his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign those certain Registration Statements on Form S-3 and Form S-4 which will be filed in connection with the proposed offering of Doubletree Corporation's common stock as part of Project "Tiger", and any and all amendments or post-effective amendments to the Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, or in connection with the registration of the common stock under the Securities Exchange Act of 1934, as amended, with their Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

     Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/  RICHARD J. FERRIS

                                             -----------------------------------
                                             Richard J. Ferris

                               POWER OF ATTORNEY

     I, Peter V. Ueberroth, do hereby constitute and appoint David L. Stivers and William L. Perocchi as his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign those certain Registration Statements on Form S-3 and Form S-4 which will be filed in connection with the proposed offering of Doubletree Corporation's common stock as part of Project "Tiger", and any and all amendments or post-effective amendments to the Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, or in connection with the registration of the common stock under the Securities Exchange Act of 1934, as amended, with their Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

     Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/  PETER V. UEBERROTH

                                             -----------------------------------
                                             Peter V. Ueberroth

                               POWER OF ATTORNEY

     I, William R. Fatt, do hereby constitute and appoint David L. Stivers and William L. Perocchi as his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign those certain Registration Statements on Form S-3 and Form S-4 which will be filed in connection with the proposed offering of Doubletree Corporation's common stock as part of Project "Tiger", and any and all amendments or post-effective amendments to the Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, or in connection with the registration of the common stock under the Securities Exchange Act of 1934, as amended, with their Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

     Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/  WILLIAM R. FATT

                                             -----------------------------------
                                             William R. Fatt

                               POWER OF ATTORNEY

     I, Dale F. Frey, do hereby constitute and appoint David L. Stivers and William L. Perocchi as his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign those certain Registration Statements on Form S-3 and Form S-4 which will be filed in connection with the proposed offering of Doubletree Corporation's common stock as part of Project "Tiger", and any and all amendments or post-effective amendments to the Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, or in connection with the registration of the common stock under the Securities Exchange Act of 1934, as amended, with their Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

     Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/  DALE F. FREY

                                             -----------------------------------
                                             Dale F. Frey

                               POWER OF ATTORNEY

     I, Ronald K. Gamey, do hereby constitute and appoint David L. Stivers and William L. Perocchi as his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign those certain Registration Statements on Form S-3 and Form S-4 which will be filed in connection with the proposed offering of Doubletree Corporation's common stock as part of Project "Tiger", and any and all amendments or post-effective amendments to the Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, or in connection with the registration of the common stock under the Securities Exchange Act of 1934, as amended, with their Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

     Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/  RONALD K. GAMEY

                                             -----------------------------------
                                             Ronald K. Gamey

                               POWER OF ATTORNEY

     I, Norman B. Leventhal, do hereby constitute and appoint David L. Stivers and William L. Perocchi as his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign those certain Registration Statements on Form S-3 and Form S-4 which will be filed in connection with the proposed offering of Doubletree Corporation's common stock as part of Project "Tiger", and any and all amendments or post-effective amendments to the Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, or in connection with the registration of the common stock under the Securities Exchange Act of 1934, as amended, with their Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

     Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/  NORMAN B. LEVENTHAL

                                             -----------------------------------
                                             Norman B. Leventhal

                               POWER OF ATTORNEY

     I, John H. Myers, do hereby constitute and appoint David L. Stivers and William L. Perocchi as his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign those certain Registration Statements on Form S-3 and Form S-4 which will be filed in connection with the proposed offering of Doubletree Corporation's common stock as part of Project "Tiger", and any and all amendments or post-effective amendments to the Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, or in connection with the registration of the common stock under the Securities Exchange Act of 1934, as amended, with their Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

     Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/  JOHN H. MYERS

                                             -----------------------------------
                                             John H. Myers

                               POWER OF ATTORNEY

     I, Richard M. Kelleher, do hereby constitute and appoint David L. Stivers and William L. Perocchi as his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign those certain Registration Statements on Form S-3 and Form S-4 which will be filed in connection with the proposed offering of Doubletree Corporation's common stock as part of Project "Tiger", and any and all amendments or post-effective amendments to the Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, or in connection with the registration of the common stock under the Securities Exchange Act of 1934, as amended, with their Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

     Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/  RICHARD M. KELLEHER

                                             -----------------------------------
                                             Richard M. Kelleher